UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/16/2004

DIGITAL LIFESTYLES GROUP INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-27828

DE	13-3779546
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1001 S. Capital of Texas Hwy., Building I, Suite 200, Austin, TX 78746
(Address of Principal Executive Offices, Including Zip Code)

512-617-8282
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On December 16, 2004, Digital Lifestyles Group, Inc. issued a press release announcing the general availability of its hip-e line of products and shipment of hip-e nodes. A copy of the press release is attached as Exhibit 99.1.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

DIGITAL LIFESTYLES GROUP INC

Date: December 16, 2004.	By:	/s/ J. William Wilson
J. William Wilson
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release